Advanced Series Trust

AST Mid-Cap Growth Portfolio

Supplement dated September 29, 2022 to the
Currently Effective Summary Prospectus

This supplement should be read in conjunction with the currently effective Summary Prospectus (the Summary Prospectus) for the AST Mid-Cap Growth Portfolio (the Portfolio), a series of the Advanced Series Trust (the Trust), and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein that are not otherwise defined shall have the meanings given to them in the Summary Prospectus.

I.	New Subadvisory Arrangements and Strategy Change

The Board of Trustees of the Trust (the Board) on behalf of the Portfolio approved: (i) replacing Victory Capital Management Inc. with Delaware Investments Fund Advisers, a series of Macquarie Investment management Business Trust, J.P. Morgan Investment Management Inc., and TimesSquare Capital Management, LLC, and (ii) revising the investment strategy of the Portfolio.

To reflect the changes described above, the Summary Prospectus is hereby revised as follows, effective December 5, 2022:

A.

The description of the Portfolio’s principal investment strategies in the “INVESTMENTS, RISKS AND PERFORMANCE” section of the Summary Prospectus is hereby deleted and replaced with the description set forth below:

Principal Investment Strategies. In pursuing its investment objective, the Portfolio normally invests at least 80% of its assets (net assets plus any borrowings made for investment purposes) in securities issued by medium capitalization companies. The Portfolio normally pursues its objective by investing primarily in the common stocks of mid-capitalization companies identified via fundamental analyses and quantitative screenings. The Portfolio seeks to invest in stocks of companies with above average earnings growth potential compared to other companies and companies that will produce sustainable earnings growth over a multi-year horizon. For purposes of the Portfolio, mid-capitalization companies are generally those that have market capitalizations between $1 billion and 120% of the market capitalization of the largest company included in the Russell Midcap Growth Index (Index). The size of the companies in the Index changes with market conditions and the composition of the Index.

B.	The information under “Past Performance” in the “INVESTMENTS, RISKS AND PERFORMANCE” section of the Summary Prospectus is hereby deleted and replaced with the description set forth below:

Note: Effective December 5, 2022, the Portfolio added subadvisers and changed its investment strategy. The performance figures prior to December 5, 2022 for the Portfolio reflect the investment performance, investment operations, investment policies, and investment strategies of former subadvisers, and it is not representative of all of the Portfolio’s current subadvisers and the Portfolio’s predicted performance.

C.	The table in the “MANAGEMENT OF THE PORTFOLIO” section of the Summary Prospectus is hereby revised by adding the information set forth below:
Investment Managers	Subadvisers	Portfolio Managers	Title	Service Date
PGIM Investments LLC		Rick T. Babich	Vice President, Portfolio Manager	December 2021
AST Investment Services, Inc.		Jeff Peasley	Vice President, Portfolio Manager	December 2021
	Massachusetts Financial Services Company	Eric B. Fischman, CFA	Investment Officer	April 2019
		Paul Gordon	Investment Officer	April 2019
		Eric Braz	Investment Officer	June 2021
	Delaware Investments Fund Advisers	Nathan A. Brown, CFA	Managing Director, Senior Portfolio Manager	December 2022
		Bradley P. Halverson, CFA	Managing Director, Senior Portfolio Manager	December 2022
		Kimberly A. Scott, CFA	Managing Director, Senior Portfolio Manager	December 2022
	J.P. Morgan Investment Management Inc.	Felise Agranoff	Managing Director	December 2022
		Timothy Parton	Managing Director	December 2022
		Daniel Bloomgarden	Managing Director	December 2022
	TimesSquare Capital Management, LLC	Ian Anthony Rosenthal, CFA	Managing Director, Portfolio Manager	December 2022
		Sonu Chawla	Director, Portfolio Manager	December 2022
		Grant R. Babyak, CFA	Managing Director, Portfolio Manager	December 2022

This supplement should be read and retained for future reference.

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